UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Mathew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
October 31, 2022
Allspring
Income Opportunities Fund (EAD)

The views expressed and any forward-looking statements are as of October 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Income Opportunities Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi annual report for the Allspring Income Opportunities Fund for the six-month period that ended  October 31, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the six-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of ongoing aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply-chain disruptions were compounded by China’s COVID-19 lockdowns.
For the six-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering deep losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1  lost 5.50%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -14.59%, while the MSCI EM Index (Net) (USD)3 declined 19.66%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -6.86%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 lost 13.07%, the Bloomberg Municipal Bond Index6 declined 4.43%, and the ICE BofA U.S. High Yield Index7 fell 4.53%.
Rising inflation, COVID, and the Russian invasion of Ukraine drove market performance.
Months-long market volatility that had been sparked by the Russian invasion of Ukraine continued in May, although stocks recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Federal Reserve (Fed) raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

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Letter to shareholders (unaudited)
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of declining gross domestic product (economic contraction),  the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices, major contributors to recent overall inflation, fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the United States despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive note was the resilience of the U.S. job market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased, for now, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
“In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

Allspring Income Opportunities Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
■	On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

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Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary	Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and perferred stocks. These securities are rated Ba or lower by Moody's or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA®‡, Michael J. Schueller, CFA®‡

Average annual total returns (%) as of October 31, 2022[1]
	6 months	1 year	5 year	10 year
Based on market value	-10.80	-21.50	3.06	4.19
Based on net asset value (NAV)	-6.25	-14.61	3.24	5.77
ICE BofA U.S. High Yield Constrained Index[2]	-4.55	-11.42	1.89	4.07
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended October 31, 2022, was 2.18% which includes 1.17% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Income Opportunities Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of October 31, 2022[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 10.

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Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was -10.80% for the six-month period that ended October 31, 2022. During the same period, the Fund’s return based on its net asset value (NAV) was -6.25%. Based on its market value and NAV returns, the Fund underperformed the ICE BofA U.S. High Yield Constrained Index, which returned -4.55% for the same period.
High inflation and tighter monetary policy affected the high-yield market.
Lagged effects of the COVID-19 pandemic, geopolitical conflict, and macroeconomic policy shifts were the key investment factors over the past six months. The global pandemic, and policy response to the pandemic, affected the high-yield market in several ways: higher inflation, tighter monetary policy, higher U.S. Treasury yields, inverted yield curve (longer-term bonds have a lower yield than short-term), tighter profit margins for many companies, and slower economic growth.
We moved up in credit quality, we increased liquidity, and we decreased our allocation to floating-rate loans. At the sector and security levels, we reduced interest-rate-sensitive bonds, optimized our energy overweight, and applied a bottom-up approach to selecting inflation-sensitive and COVID-19-affected securities.
Ten largest holdings (%) as of October 31, 2022[1]
Enviva Partners LP, 6.50%, 1-15-2026	2.09
Sabre GLBL Incorporated , 9.25%, 4-15-2025	1.81
Occidental Petroleum Corporation, 6.45%, 9-15-2036	1.79
CCM Merger Incorporated , 6.38%, 5-1-2026	1.66
Pattern Energy Operations LP, 4.50%, 8-15-2028	1.54
Enact Holdings Incorporated, 6.50%, 8-15-2025	1.53
CoreCivic Incorporated, 8.25%, 4-15-2026	1.39
Fly Leasing Limited, 7.00%, 10-15-2024	1.38
TerraForm Power Operating LLC, 5.00%, 1-31-2028	1.31
NSG Holdings LLC, 7.75%, 12-15-2025	1.30
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Defensive positioning and avoiding long-term bonds contributed to returns.
The portfolio’s defensive positioning during a period of significant change and intense volatility helped boost excess return and helped the Fund outperform the benchmark by about 40 basis points (bps; 100 bps equal 1.00%) for the fiscal year. Moving up in quality and an overweight toward the front end of the curve contributed to the portfolio’s performance during the period. Specifically, limited exposure to credits rated CCC and below avoided some of the most challenged credits in the high-yield universe. A meaningful overweight to the 3-year to 5-year segment of the maturity spectrum coupled with an underweight at the long end of the yield curve also helped relative performance.
A small cash allocation coupled with positions in utilities, media, retailers, and consumer cyclicals helped drive excess returns. At the single-name level, positions in Denbury, Bombardier Inc., and The GEO Group aligned the portfolio with growing segments of the U.S. economy.
Credit quality as of October 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Detractors included leisure, pharmaceutical, and retail holdings.
Conversely, holdings in leisure, pharmaceuticals, and retailers weighed on the portfolio during the period. Specifically,

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Performance highlights (unaudited)
Community Health*, Bausch Health, QVC, and Air Methods all underperformed the market and detracted from the portfolio’s performance. Additionally, no exposure to refiners during a period of strong demand for distillates detracted from performance. On average, single-B holdings detracted from the portfolio’s performance, as did exposure at the very front end of the curve.
Leverage impact
The Fund's use of leverage through bank borrowings had a negative impact on total return performance during this reporting period as it magnified losses. As of October 31, 2022, the Fund had approximately 30% in leverage as a percent of total assets.
Effective maturity distribution as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Outlook: Ongoing volatility is expected.
Looking forward, we expect ongoing volatility to persist as the Federal Reserve tightens monetary policy in an effort to temper inflation and restore price stability to the U.S. economy. Economic and policy uncertainty are likely to weigh on credit spreads and keep yields high in the near term. However, higher yields create attractive value in the high-yield market to buffer these forces and position portfolios for better returns in the future. Ultimately, we believe that a combination of dynamic sector allocation, strategic curve positioning, and deft navigation of idiosyncratic credit risk will be paramount to generating strong performance.

*	This security was no longer held at the end of the reporting period.

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Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund.
Principal investment strategies
Under normal market conditions, the Fund allocates at least 80% of its total assets to U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the portfolio managers. We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below at a time when 20% of the Fund’s total assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities may be issued by domestic or foreign issuers (including foreign governments). The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund may invest in securities with a broad range of maturities.
The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the Fund. In assessing the appropriate maturity and duration for the Fund and the credit quality parameters and weighting objectives for each sector and industry, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the Fund, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of the Fund. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.

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Objective, strategies and risks (unaudited)
The Fund currently utilizes leverage through bank borrowings. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategy employed by the Fund will be successful, and such strategy can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Material Changes During the  Report Period: There have been no material changes made to the Fund during the report period.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 20% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objectives and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. The Fund may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the

Allspring Income Opportunities Fund  |  11

Objective, strategies and risks (unaudited)
market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objectives.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using

12  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
■	As a hedge against adverse changes in securities market prices or interest rates; and
■	As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline, and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Asset-Backed Securities Risk. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Defaults on the underlying assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility.

Allspring Income Opportunities Fund  |  13

Objective, strategies and risks (unaudited)
When interest rates decline or are low, borrowers may pay off their debts sooner than expected, which can reduce the returns of the Fund.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below.  Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose

14  |  Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objectives may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Allspring Income Opportunities Fund  |  15

Objective, strategies and risks (unaudited)
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

16  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2022 (unaudited)

	Shares	Value
Common stocks: 1.62%
Communication services: 0.38%
Diversified telecommunication services: 0.38%
Intelsat SA ‡†	70,627	$ 1,624,421
Energy: 0.58%
Energy equipment & services: 0.33%
Bristow Group Incorporated †	45,908	1,374,486
Oil, gas & consumable fuels: 0.25%
Denbury Incorporated †	11,792	1,077,907
Financials: 0.66%
Mortgage REITs: 0.66%
Blackstone Mortgage Trust Incorporated Class A	34,635	864,490
Ladder Capital Corporation	95,964	1,023,936
Starwood Property Trust Incorporated	42,896	886,231
		2,774,657
Total Common stocks (Cost $11,065,264)		6,851,471

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 115.58%
Communication services: 18.46%
Diversified telecommunication services: 1.34%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$ 1,810,000	1,538,924
Cablevision Lightpath LLC 144A	5.63	9-15-2028	1,600,000	1,272,064
Level 3 Financing Incorporated 144A	3.63	1-15-2029	2,405,000	1,833,813
Level 3 Financing Incorporated 144A	4.25	7-1-2028	1,250,000	1,031,250
				5,676,051
Entertainment: 1.81%
Dave & Buster's Incorporated 144A	7.63	11-1-2025	1,055,000	1,052,479
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	2,670,000	2,323,590
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	1,174,000	1,121,170
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	3,200,000	3,182,759
				7,679,998
Media: 15.31%
CCO Holdings LLC 144A	4.25	1-15-2034	2,050,000	1,506,750
CCO Holdings LLC 144A	4.50	8-15-2030	5,575,000	4,524,447
CCO Holdings LLC	4.50	5-1-2032	850,000	671,500
CCO Holdings LLC 144A	5.00	2-1-2028	375,000	339,375
CCO Holdings LLC 144A	5.13	5-1-2027	3,425,000	3,173,194
CCO Holdings LLC 144A	5.50	5-1-2026	163,000	156,888
Cinemark USA Incorporated 144A	5.25	7-15-2028	4,530,000	3,439,108
Cinemark USA Incorporated 144A	5.88	3-15-2026	980,000	824,974
Cinemark USA Incorporated 144A	8.75	5-1-2025	1,110,000	1,113,089
Clear Channel Outdoor Holdings 144A	7.50	6-1-2029	3,770,000	2,963,409
CSC Holdings LLC 144A	4.13	12-1-2030	1,330,000	1,046,404
CSC Holdings LLC 144A	4.63	12-1-2030	2,400,000	1,727,454
CSC Holdings LLC 144A	5.75	1-15-2030	4,600,000	3,519,000
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  17

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media (continued)
DIRECTV Financing LLC 144A	5.88%	8-15-2027	$ 2,190,000	$ 1,972,314
DISH DBS Corporation 144A	5.75	12-1-2028	2,480,000	1,999,500
Gray Escrow II Incorporated 144A	5.38	11-15-2031	5,550,000	4,453,875
Gray Television Incorporated 144A	4.75	10-15-2030	4,300,000	3,397,000
Lamar Media Corporation	4.00	2-15-2030	1,150,000	976,477
Lamar Media Corporation	4.88	1-15-2029	1,820,000	1,646,554
Match Group Holdings II LLC 144A	5.63	2-15-2029	3,155,000	2,795,418
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	1,800,000	1,579,680
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	1,730,000	1,633,985
Outfront Media Capital Corporation 144A	4.63	3-15-2030	1,725,000	1,426,937
Outfront Media Capital Corporation 144A	5.00	8-15-2027	905,000	814,690
QVC Incorporated	4.38	9-1-2028	2,690,000	1,950,250
QVC Incorporated	4.75	2-15-2027	2,375,000	1,881,570
QVC Incorporated	5.95	3-15-2043	1,355,000	826,550
Salem Media Group Incorporated 144A	6.75	6-1-2024	1,051,000	1,008,960
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	525,000	433,566
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	6,650,000	5,403,125
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	400,000	362,380
Townsquare Media Incorporated 144A	6.88	2-1-2026	5,576,000	5,264,803
				64,833,226
Consumer discretionary: 15.19%
Auto components: 1.83%
Allison Transmission Incorporated 144A	5.88	6-1-2029	1,110,000	1,035,075
Clarios Global LP 144A	6.25	5-15-2026	1,224,000	1,184,220
Clarios Global LP 144A	6.75	5-15-2025	255,000	255,130
Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	5,261,363
				7,735,788
Automobiles: 0.39%
Ford Motor Company	3.25	2-12-2032	2,185,000	1,640,542
Diversified consumer services: 0.70%
Service Corporation International	7.50	4-1-2027	2,880,000	2,969,126
Hotels, restaurants & leisure: 7.90%
Carnival Corporation 144A	4.00	8-1-2028	2,240,000	1,804,712
Carnival Corporation 144A	6.00	5-1-2029	1,870,000	1,240,310
Carnival Corporation 144A	9.88	8-1-2027	1,500,000	1,398,750
Carnival Corporation 144A	10.50	2-1-2026	935,000	916,263
Carnival Holdings Bermuda Limited 144A	10.38	5-1-2028	870,000	880,945
CCM Merger Incorporated 144A	6.38	5-1-2026	7,690,000	7,014,370
Cedar Fair LP 144A	5.50	5-1-2025	1,550,000	1,538,360
Churchill Downs Incorporated 144A	4.75	1-15-2028	1,850,000	1,634,882
Hilton Domestic Operating Company Incorporated 144A	5.38	5-1-2025	1,555,000	1,531,675
NCL Corporation Limited 144A	5.88	3-15-2026	3,335,000	2,730,531
NCL Corporation Limited 144A	5.88	2-15-2027	2,660,000	2,374,050
NCL Corporation Limited 144A	7.75	2-15-2029	1,715,000	1,366,220
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	395,000	307,040
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	1,055,000	862,568
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	1,960,000	1,509,200
Royal Caribbean Cruises Limited 144A	9.25	1-15-2029	1,920,000	1,948,800
Royal Caribbean Cruises Limited 144A	11.63	8-15-2027	2,265,000	2,171,999
The accompanying notes are an integral part of these financial statements.

18  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
Six Flags Entertainment Company 144A	5.50%	4-15-2027	$ 705,000	$ 634,500
Six Flags Entertainment Company 144A	7.00	7-1-2025	1,570,000	1,585,355
				33,450,530
Multiline retail: 1.04%
LSF9 Atlantis Holdings LLC 144A	7.75	2-15-2026	2,725,000	2,458,914
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	1,850,000	1,597,743
Macy's Retail Holdings LLC 144A	6.13	3-15-2032	405,000	336,501
				4,393,158
Specialty retail: 2.56%
Bath & Body Works Incorporated 144A	9.38	7-1-2025	1,190,000	1,234,625
GAP Incorporated 144A	3.88	10-1-2031	3,605,000	2,487,450
Michaels Companies Incorporated 144A	7.88	5-1-2029	2,090,000	1,165,175
NMG Holding Company Incorporated 144A	7.13	4-1-2026	2,925,000	2,779,423
Rent-A-Center Incorporated 144A	6.38	2-15-2029	4,090,000	3,186,233
				10,852,906
Textiles, apparel & luxury goods: 0.77%
G-III Apparel Group Limited 144A	7.88	8-15-2025	3,450,000	3,267,599
Consumer staples: 1.32%
Food & staples retailing: 0.36%
PetSmart Incorporated 144A	4.75	2-15-2028	1,690,000	1,542,784
Food products: 0.96%
CHS Incorporated 144A	5.25	5-15-2030	2,060,000	1,426,550
CHS Incorporated 144A	6.00	1-15-2029	125,000	92,793
CHS Incorporated 144A	6.88	4-15-2029	2,505,000	1,008,009
US Foods Incorporated 144A	6.25	4-15-2025	1,525,000	1,517,665
				4,045,017
Energy: 21.77%
Energy equipment & services: 5.16%
Bristow Group Incorporated 144A	6.88	3-1-2028	5,050,000	4,674,377
Hilcorp Energy Company 144A	5.75	2-1-2029	835,000	764,025
Hilcorp Energy Company 144A	6.00	4-15-2030	400,000	362,202
Hilcorp Energy Company 144A	6.00	2-1-2031	835,000	757,704
Hilcorp Energy Company 144A	6.25	11-1-2028	1,450,000	1,363,000
Hilcorp Energy Company 144A	6.25	4-15-2032	400,000	366,892
Oceaneering International Incorporated	4.65	11-15-2024	1,215,000	1,162,925
Oceaneering International Incorporated	6.00	2-1-2028	4,050,000	3,613,370
Pattern Energy Operations LP 144A	4.50	8-15-2028	7,250,000	6,520,017
USA Compression Partners LP	6.88	4-1-2026	2,150,000	2,063,721
USA Compression Partners LP	6.88	9-1-2027	205,000	195,775
				21,844,008
Oil, gas & consumable fuels: 16.61%
Aethon United 144A	8.25	2-15-2026	3,555,000	3,609,949
Archrock Partners LP 144A	6.25	4-1-2028	1,965,000	1,827,254
Archrock Partners LP 144A	6.88	4-1-2027	1,375,000	1,309,688
Buckeye Partners LP	5.85	11-15-2043	2,375,000	1,782,014
Cheniere Energy Partners LP	4.50	10-1-2029	1,075,000	949,171
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  19

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
CQP Holdco LP 144A	5.50%	6-15-2031	$ 4,175,000	$ 3,705,313
Crestwood Midstream Partners LP	5.75	4-1-2025	50,000	48,750
DT Midstream Incorporated 144A	4.13	6-15-2029	935,000	808,308
DT Midstream Incorporated 144A	4.38	6-15-2031	2,370,000	1,996,725
Encino Acquisition Partners Company 144A	8.50	5-1-2028	5,435,000	5,091,994
EnLink Midstream Partners LP	5.05	4-1-2045	2,185,000	1,586,572
EnLink Midstream Partners LP	5.38	6-1-2029	4,330,000	3,997,456
EnLink Midstream Partners LP	5.45	6-1-2047	1,590,000	1,208,066
EnLink Midstream Partners LP	5.60	4-1-2044	2,196,000	1,711,943
EnLink Midstream Partners LP 144A	5.63	1-15-2028	525,000	503,186
EnLink Midstream Partners LP 144A	6.50	9-1-2030	2,125,000	2,087,813
Enviva Partners LP 144A	6.50	1-15-2026	9,225,000	8,858,030
EQM Midstream Partners 144A	7.50	6-1-2027	45,000	44,438
EQM Midstream Partners 144A	7.50	6-1-2030	1,675,000	1,628,938
Harvest Midstream LP 144A	7.50	9-1-2028	2,010,000	1,927,029
Hess Midstream Operation Company 144A	5.50	10-15-2030	405,000	365,391
Kinetik Holdings LP Company 144A	5.88	6-15-2030	1,665,000	1,562,059
Murphy Oil Corporation	6.38	7-15-2028	1,625,000	1,589,897
Nabors Industries Limited 144A	7.38	5-15-2027	2,550,000	2,505,299
Occidental Petroleum Corporation	6.45	9-15-2036	7,620,000	7,558,888
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	2,852,000	2,328,374
Southwestern Energy Company	4.75	2-1-2032	1,935,000	1,670,292
Southwestern Energy Company	7.75	10-1-2027	720,000	740,642
Southwestern Energy Company	8.38	9-15-2028	1,510,000	1,561,927
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	1,965,000	1,778,757
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	1,150,000	1,023,664
Venture Global LNG Incorporated 144A	3.88	11-1-2033	545,000	437,363
Western Midstream Operating LP	5.30	3-1-2048	3,181,000	2,568,658
				70,373,848
Financials: 18.14%
Capital markets: 1.12%
MSCI Incorporated 144A	4.00	11-15-2029	1,750,000	1,519,560
Oppenheimer Holdings Incorporated	5.50	10-1-2025	3,325,000	3,208,625
				4,728,185
Consumer finance: 8.20%
FirstCash Incorporated 144A	4.63	9-1-2028	1,230,000	1,058,585
FirstCash Incorporated 144A	5.63	1-1-2030	2,175,000	1,917,249
Ford Motor Credit Company LLC	4.00	11-13-2030	910,000	735,990
Ford Motor Credit Company LLC	4.39	1-8-2026	5,750,000	5,305,463
Ford Motor Credit Company LLC	5.11	5-3-2029	5,825,000	5,207,550
Ford Motor Credit Company LLC	5.13	6-16-2025	850,000	820,080
LFS TopCo LLC 144A	5.88	10-15-2026	1,750,000	1,367,488
Navient Corporation	5.00	3-15-2027	2,960,000	2,494,852
Navient Corporation	5.50	3-15-2029	3,165,000	2,511,044
Navient Corporation	5.63	8-1-2033	1,900,000	1,338,731
OneMain Finance Corporation	5.38	11-15-2029	950,000	779,000
OneMain Finance Corporation	7.13	3-15-2026	2,450,000	2,359,350
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	2,520,000	1,687,543
PRA Group Incorporated 144A	5.00	10-1-2029	4,580,000	3,670,870
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
Rocket Mortgage LLC 144A	2.88%	10-15-2026	$ 2,875,000	$ 2,398,986
Rocket Mortgage LLC 144A	4.00	10-15-2033	1,545,000	1,079,136
				34,731,917
Diversified financial services: 1.90%
Hat Holdings LLC 144A	3.38	6-15-2026	1,830,000	1,487,827
Hat Holdings LLC 144A	6.00	4-15-2025	1,666,000	1,588,248
LPL Holdings Incorporated 144A	4.38	5-15-2031	3,205,000	2,791,443
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	2,415,000	2,180,660
				8,048,178
Insurance: 2.80%
Amwins Group Incorporated 144A	4.88	6-30-2029	3,240,000	2,769,685
AssuredPartners Incorporated 144A	5.63	1-15-2029	2,000,000	1,645,000
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	4,770,000	3,828,276
HUB International Limited 144A	5.63	12-1-2029	1,010,000	866,065
HUB International Limited 144A	7.00	5-1-2026	760,000	750,500
Ryan Specialty Group LLC 144A	4.38	2-1-2030	2,365,000	2,022,075
				11,881,601
Mortgage REITs: 1.19%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	1,795,000	1,517,888
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	2,695,000	2,380,413
Starwood Property Trust Incorporated	4.75	3-15-2025	1,230,000	1,152,320
				5,050,621
Thrifts & mortgage finance: 2.93%
Enact Holdings Incorporated 144A	6.50	8-15-2025	6,575,000	6,477,033
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	750,000	629,895
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	3,005,000	2,391,885
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	3,145,000	2,900,413
				12,399,226
Health care: 3.85%
Health care providers & services: 3.51%
180 Medical Incorporated 144A	3.88	10-15-2029	1,950,000	1,647,750
Air Methods Corporation 144A	8.00	5-15-2025	1,550,000	802,313
Davita Incorporated 144A	4.63	6-1-2030	5,140,000	4,007,273
Encompass Health Corporation	5.75	9-15-2025	1,725,000	1,709,291
Pediatrix Medical Group 144A	5.38	2-15-2030	1,590,000	1,367,400
Select Medical Corporation 144A	6.25	8-15-2026	3,840,000	3,660,422
Tenet Healthcare Corporation 144A	4.88	1-1-2026	1,775,000	1,677,375
				14,871,824
Health care technology: 0.17%
IQVIA Incorporated 144A	5.00	10-15-2026	770,000	734,026
Life sciences tools & services: 0.17%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	825,000	694,013
Industrials: 14.75%
Aerospace & defense: 3.13%
Spirit AeroSystems Incorporated 144A	5.50	1-15-2025	4,695,000	4,530,675
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  21

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Aerospace & defense (continued)
Spirit AeroSystems Incorporated 144A	7.50%	4-15-2025	$ 2,105,000	$ 2,045,092
TransDigm Group Incorporated 144A	6.25	3-15-2026	1,650,000	1,627,577
TransDigm Group Incorporated	6.38	6-15-2026	1,025,000	989,125
TransDigm Group Incorporated	7.50	3-15-2027	4,140,000	4,079,473
				13,271,942
Airlines: 2.96%
American Airlines Group Incorporated 144A	5.75	4-20-2029	2,690,000	2,447,900
Hawaiian Airlines Incorporated	3.90	7-15-2027	2,262,024	1,874,762
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	5,210,000	4,796,684
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	3,360,000	3,413,088
				12,532,434
Commercial services & supplies: 3.10%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	4,455,000	3,093,096
Allied Universal Holdco LLC 144A	6.63	7-15-2026	1,995,000	1,905,305
Aramark Services Incorporated 144A	6.38	5-1-2025	2,285,000	2,260,453
CoreCivic Incorporated	8.25	4-15-2026	5,795,000	5,879,755
				13,138,609
Machinery: 2.43%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	2,360,000	2,363,068
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	4,320,000	3,871,800
Werner FinCo LP 144A	8.75	7-15-2025	4,805,000	4,060,225
				10,295,093
Road & rail: 1.92%
Uber Technologies Incorporated 144A	4.50	8-15-2029	3,925,000	3,364,510
Uber Technologies Incorporated 144A	8.00	11-1-2026	4,750,000	4,767,575
				8,132,085
Trading companies & distributors: 1.21%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	3,230,000	2,700,716
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	2,046,000	1,963,413
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	443,000	451,012
				5,115,141
Information technology: 7.11%
Communications equipment: 0.76%
Ciena Corporation 144A	4.00	1-31-2030	1,655,000	1,398,475
CommScope Technologies LLC 144A	4.75	9-1-2029	840,000	710,501
CommScope Technologies LLC 144A	5.00	3-15-2027	1,350,000	1,092,974
				3,201,950
Electronic equipment, instruments & components: 0.82%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	3,440,000	3,473,368
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
IT services: 1.95%
Sabre GLBL Incorporated 144A	7.38%	9-1-2025	$ 635,000	$ 596,062
Sabre GLBL Incorporated 144A	9.25	4-15-2025	7,900,000	7,650,321
				8,246,383
Semiconductors & semiconductor equipment: 0.22%
QORVO Incorporated 144A	3.38	4-1-2031	1,270,000	955,675
Software: 3.36%
Fair Isaac Corporation	5.25	5-15-2026	1,345,000	1,331,147
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	1,855,000	1,601,330
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	4,670,000	3,607,575
NCR Corporation 144A	5.13	4-15-2029	720,000	604,268
NCR Corporation 144A	6.13	9-1-2029	2,675,000	2,549,511
NortonLifeLock Incorporated 144A	5.00	4-15-2025	3,135,000	3,042,282
SS&C Technologies Incorporated 144A	5.50	9-30-2027	1,625,000	1,510,911
				14,247,024
Materials: 5.75%
Chemicals: 1.81%
Avient Corporation 144A	7.13	8-1-2030	845,000	808,048
Celanese US Holding LLC	6.05	3-15-2025	4,755,000	4,623,986
Chemours Company 144A	4.63	11-15-2029	2,850,000	2,223,000
				7,655,034
Containers & packaging: 3.25%
Ball Corporation	2.88	8-15-2030	1,890,000	1,467,774
Berry Global Incorporated 144A	5.63	7-15-2027	3,780,000	3,585,141
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030	3,495,000	3,071,231
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	2,565,000	2,592,779
Sealed Air Corporation 144A	5.00	4-15-2029	815,000	743,402
Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,314,750
				13,775,077
Metals & mining: 0.63%
Arches Buyer Incorporated 144A	4.25	6-1-2028	1,875,000	1,538,175
Cleveland-Cliffs Incorporated	5.88	6-1-2027	1,200,000	1,116,000
				2,654,175
Paper & forest products: 0.06%
Clearwater Paper Corporation 144A	4.75	8-15-2028	290,000	253,116
Real estate: 2.95%
Equity REITs: 2.95%
Iron Mountain Incorporated 144A	4.50	2-15-2031	3,750,000	3,037,481
Iron Mountain Incorporated 144A	5.25	7-15-2030	4,255,000	3,671,269
Service Properties Trust Company	4.35	10-1-2024	1,745,000	1,602,399
Service Properties Trust Company	4.75	10-1-2026	1,475,000	1,198,825
Service Properties Trust Company	4.95	2-15-2027	1,915,000	1,550,307
Service Properties Trust Company	5.25	2-15-2026	1,050,000	908,250
Service Properties Trust Company	7.50	9-15-2025	550,000	536,250
				12,504,781
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  23

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Utilities: 6.29%
Electric utilities: 1.42%
NextEra Energy Operating Partners LP 144A	4.25%	7-15-2024	$ 363,000	$ 351,936
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	32,000	30,115
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	2,105,000	1,957,650
PG&E Corporation	5.00	7-1-2028	475,000	428,115
PG&E Corporation	5.25	7-1-2030	3,680,000	3,258,622
				6,026,438
Independent power & renewable electricity producers: 4.87%
NSG Holdings LLC 144A	7.75	12-15-2025	5,638,228	5,523,208
TerraForm Power Operating LLC 144A	4.75	1-15-2030	4,160,000	3,738,800
TerraForm Power Operating LLC 144A	5.00	1-31-2028	5,975,000	5,534,979
Vistra Corporation (5 Year Treasury Constant Maturity +5.74%) 144A±	7.00	12-15-2026	805,000	712,107
Vistra Operations Company LLC 144A	4.38	5-1-2029	1,770,000	1,513,837
Vistra Operations Company LLC 144A	5.63	2-15-2027	3,775,000	3,598,632
				20,621,563
Total Corporate bonds and notes (Cost $545,246,612)				489,544,060
Loans: 9.37%
Communication services: 1.63%
Diversified telecommunication services: 0.73%
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.25%) ±	8.04	2-1-2029	3,193,663	3,071,921
Entertainment: 0.26%
Dave & Buster's Incorporated (U.S. SOFR 1 Month +5.00%) <±	8.74	6-29-2029	1,130,000	1,103,400
Media: 0.64%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	7.91	8-21-2026	1,216,864	1,111,629
Hubbard Radio LLC (3 Month LIBOR +4.25%) <±	8.01	3-28-2025	1,963,634	1,600,362
				2,711,991
Consumer discretionary: 0.18%
Multiline retail: 0.18%
LSF9 Atlantis Holdings LLC (U.S. SOFR 1 Month +7.25%) ±	10.80	3-31-2029	815,000	786,988
Energy: 0.70%
Oil, gas & consumable fuels: 0.70%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	8.17	9-29-2028	1,854,421	1,835,414
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month +4.50%) ±	8.07	9-19-2029	1,130,000	1,121,525
				2,956,939
Financials: 1.90%
Diversified financial services: 1.23%
CTC Holdings LP (U.S. SOFR 1 Month +5.00%) ‡±	8.36	2-20-2029	557,200	534,912
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	7.92	4-30-2024	695,621	596,481
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ‡±	12.41%	4-30-2025	$ 1,786,861	$ 1,563,503
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	7.25	5-30-2025	2,756,675	2,538,732
				5,233,628
Insurance: 0.21%
Asurion LLC (1 Month LIBOR +5.25%) ±	9.00	1-31-2028	1,255,000	879,291
Mortgage REITs: 0.46%
Claros Mortgage Trust Incorporated (U.S. SOFR 1 Month +4.50%) ‡±	7.87	8-9-2026	1,980,038	1,942,912
Health care: 0.88%
Health care equipment & supplies: 0.22%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	7.07	8-31-2026	996,747	950,090
Pharmaceuticals: 0.66%
Bausch Health Companies Incorporated (U.S. SOFR 1 Month +5.25%) <±	8.62	2-1-2027	3,742,625	2,790,763
Industrials: 3.76%
Airlines: 1.32%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	8.78	6-21-2027	3,852,250	3,927,677
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	7.99	10-20-2027	1,625,000	1,638,211
				5,565,888
Commercial services & supplies: 1.71%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	7.67	6-2-2028	2,465,198	2,246,757
The Geo Group Incorporated (U.S. SOFR 1 Month +7.13%) <±	10.85	3-23-2027	5,065,777	4,986,193
				7,232,950
Machinery: 0.73%
Vertical US Newco Incorporated (6 Month LIBOR +3.50%) ±	6.87	7-30-2027	626,993	594,471
Werner FinCo LP (3 Month LIBOR +4.00%) ±	7.67	7-24-2024	2,783,721	2,514,619
				3,109,090
Information technology: 0.32%
Software: 0.32%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	7.25	7-24-2026	1,449,450	1,351,163
Total Loans (Cost $42,276,229)				39,687,014

The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  25

Portfolio of investments—October 31, 2022 (unaudited)

	Expiration date	Shares	Value
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights ♦†	12-5-2025	8,314	$ 0
Intelsat Jackson Holdings SA Series B Contingent Value Rights ♦†	12-5-2025	8,314	0
Total Rights (Cost $0)			0

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 13.33%
Communication services: 1.35%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA ♦†	5.50%	8-1-2023	$ 8,490,000	0
Media: 0.95%
Videotron Limited 144A	5.13	4-15-2027	3,740,000	3,529,625
Virgin Media Finance plc 144A	5.00	7-15-2030	625,000	500,867
				4,030,492
Wireless telecommunication services: 0.40%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	1,775,000	1,668,500
Energy: 1.96%
Oil, gas & consumable fuels: 1.96%
Baytex Energy Corporation 144A	8.75	4-1-2027	4,175,000	4,268,938
NorthRiver Midstream Finance LP 144A	5.63	2-15-2026	4,255,000	4,028,038
				8,296,976
Financials: 1.23%
Diversified financial services: 1.23%
Castlelake Aviation Finance 144A	5.00	4-15-2027	2,330,000	1,961,262
New Red Finance Incorporated 144A	4.00	10-15-2030	2,050,000	1,673,313
New Red Finance Incorporated 144A	5.75	4-15-2025	1,560,000	1,554,150
				5,188,725
Health care: 2.44%
Biotechnology: 0.68%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	3,675,000	2,871,094
Pharmaceuticals: 1.76%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	1,890,000	1,157,625
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	5,745,000	2,226,188
Teva Pharmaceutical Finance Netherlands III BV	4.75	5-9-2027	560,000	494,200
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	1,825,000	1,804,861
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,885,000	1,776,613
				7,459,487
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Income Opportunities Fund

Portfolio of investments—October 31, 2022 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrials: 5.34%
Aerospace & defense: 0.73%
Bombardier Incorporated 144A	7.88%	4-15-2027	$ 3,275,000	$ 3,110,366
Airlines: 1.76%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	5,280,000	5,342,275
VistaJet Malta Finance PLC 144A	6.38	2-1-2030	2,550,000	2,117,380
				7,459,655
Electrical equipment: 1.47%
Sensata Technologies BV 144A	4.00	4-15-2029	4,105,000	3,457,231
Sensata Technologies BV 144A	5.00	10-1-2025	770,000	746,054
Sensata Technologies BV 144A	5.88	9-1-2030	2,140,000	2,033,000
				6,236,285
Trading companies & distributors: 1.38%
Fly Leasing Limited 144A	7.00	10-15-2024	7,385,000	5,827,765
Materials: 1.01%
Containers & packaging: 0.57%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	200,000	172,000
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	175,000	165,016
Ardagh Packaging Finance plc 144A	6.00	6-15-2027	2,190,000	2,101,458
				2,438,474
Metals & mining: 0.44%
Constellium SE 144A	5.88	2-15-2026	1,985,000	1,847,956
Total Yankee corporate bonds and notes (Cost $65,721,124)				56,435,775

		Yield	Shares
Short-term investments: 2.38%
Investment companies: 2.38%
Allspring Government Money Market Fund Select Class ♠∞##		2.94	10,084,886	10,084,886
Total Short-term investments (Cost $10,084,886)				10,084,886
Total investments in securities (Cost $674,394,115)	142.28%			602,603,206
Other assets and liabilities, net	(42.28)			(179,062,743)
Total net assets	100.00%			$ 423,540,463

‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  27

Portfolio of investments—October 31, 2022 (unaudited)

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$14,599,534	$99,810,166	$(104,324,814)	$0	$0	$10,084,886	10,084,886	$145,188
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Income Opportunities Fund

Statement of assets and liabilities—October 31, 2022 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $664,309,229)	$ 592,518,320
Investments in affiliated securities, at value (cost $10,084,886)	10,084,886
Receivable for interest	9,652,677
Receivable for investments sold	3,359,765
Prepaid expenses and other assets	28,651
Total assets	615,644,299
Liabilities
Secured borrowing payable	184,000,000
Payable for investments purchased	4,314,685
Dividends payable	3,349,615
Advisory fee payable	308,734
Trustees’ fees and expenses payable	1,101
Accrued expenses and other liabilities	129,701
Total liabilities	192,103,836
Total net assets	$ 423,540,463
Net assets consist of
Paid-in capital	$ 566,840,245
Total distributable loss	(143,299,782)
Total net assets	$ 423,540,463
Net asset value per share
Based on $423,540,463 divided by 59,725,776 shares issued and outstanding (100,000,000 shares authorized)	$7.09
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  29

Statement of operations—six months ended October 31, 2022 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $1,850)	$ 19,888,446
Income from affiliated securities	145,188
Dividends	127,311
Total investment income	20,160,945
Expenses
Advisory fee	1,907,787
Administration fee	158,982
Custody and accounting fees	26,123
Professional fees	51,339
Shareholder report expenses	46,700
Trustees’ fees and expenses	10,779
Transfer agent fees	14,812
Interest expense	2,578,391
Other fees and expenses	12,792
Total expenses	4,807,705
Net investment income	15,353,240
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(23,222,559)
Net change in unrealized gains (losses) on investments	(23,657,069)
Net realized and unrealized gains (losses) on investments	(46,879,628)
Net decrease in net assets resulting from operations	$(31,526,388)
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Income Opportunities Fund

Statement of changes in net assets

	Six months ended October 31, 2022 (unaudited)	Year ended April 30, 2022
Operations
Net investment income	$ 15,353,240	$ 33,204,099
Net realized gains (losses) on investments	(23,222,559)	13,825,969
Net change in unrealized gains (losses) on investments	(23,657,069)	(76,561,058)
Net decrease in net assets resulting from operations	(31,526,388)	(29,530,990)
Distributions to shareholders from
Net investment income and net realized gains	(20,966,105)	(36,410,599)
Tax basis return of capital	0	(6,887,008)
Total distributions to shareholders	(20,966,105)	(43,297,607)
Capital share transactions
Cost of shares repurchased	(3,423,996)	(2,622,416)
Total decrease in net assets	(55,916,489)	(75,451,013)
Net assets
Beginning of period	479,456,952	554,907,965
End of period	$423,540,463	$479,456,952
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  31

Statement of cash flows—six months ended October 31, 2022 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (31,526,388)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(147,094,341)
Proceeds from the sales of long-term securities	164,222,994
Amortization, net	1,206,662
Purchases and sales of short-term securities, net	4,514,648
Decrease in receivable for investments sold	1,485,056
Decrease in receivable for interest	219,856
Decrease in prepaid expenses and other assets	2,306
Decrease in payable for investments purchased	(5,180,655)
Decrease in trustees’ fees and expenses payable	(766)
Decrease in advisory fee payable	(42,769)
Increase in accrued expenses and other liabilities	15,348
Net realized losses on investments	23,222,559
Net change in unrealized gains (losses) on investments	23,657,069
Net cash provided by operating activities	34,701,579
Cash flows from financing activities:
Decrease in secured borrowing payable	(10,000,000)
Cost of shares repurchased	(3,423,996)
Cash distributions paid	(21,277,583)
Net cash used in financing activities	(34,701,579)
Net increase in cash	0
Cash:
Beginning of period	0
End of period	$ 0
Supplemental cash disclosure
Cash paid for interest	$ 2,589,535
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Income Opportunities Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended April 30
	Six months ended October 31, 2022 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.96	$9.16	$7.56	$8.98	$9.00	$9.31
Net investment income	0.26 [1]	0.55 [1]	0.54 [1]	0.54 [1]	0.57 [1]	0.60 [1]
Net realized and unrealized gains (losses) on investments	(0.79)	(1.04)	1.74	(1.28)	(0.02)	(0.23)
Total from investment operations	(0.53)	(0.49)	2.28	(0.74)	0.55	0.37
Distributions to shareholders from
Net investment income	(0.35)	(0.61)	(0.58)	(0.57)	(0.59)	(0.62)
Tax basis return of capital	0.00	(0.11)	(0.10)	(0.14)	(0.09)	(0.06)
Total distributions to shareholders	(0.35)	(0.72)	(0.68)	(0.71)	(0.68)	(0.68)
Anti-dilutive effect of shares repurchased	0.01	0.01	0.00 [2]	0.03	0.11	0.00 [2]
Net asset value, end of period	$7.09	$7.96	$9.16	$7.56	$8.98	$9.00
Market value, end of period	$6.39	$7.54	$8.64	$6.81	$8.09	$8.07
Total return based on market value[3]	(10.80)%	(5.19)%	38.39%	(7.91)%	9.29%	1.24%
Ratios to average net assets (annualized)
Gross expenses[4]	2.18%	1.26%	1.29%	2.16%	2.15%	1.68%
Net expenses[4]	2.18%	1.26%	1.29%	2.16%	2.12%	1.63%
Net investment income[4]	9.12%	6.14%	6.27%	6.21%	6.38%	6.53%
Supplemental data
Portfolio turnover rate	23%	54%	61%	30%	16%	33%
Net assets, end of period (000s omitted)	$423,540	$479,457	$554,908	$458,555	$566,335	$620,863
Borrowings outstanding, end of period (000s omitted)	$184,000	$194,000	$194,000	$163,400	$231,027	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,356	$3,471	$3,860	$3,806	$3,451	$3,699

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2022 (unaudited)	1.17%
Year ended April 30, 2022	0.30%
Year ended April 30, 2021	0.33%
Year ended April 30, 2020	1.17%
Year ended April 30, 2019	1.19%
Year ended April 30, 2018	0.74%
The accompanying notes are an integral part of these financial statements.

Allspring Income Opportunities Fund  |  33

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

34  |  Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2022, the aggregate cost of all investments for federal income tax purposes was $677,142,070 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 68,982,152
Gross unrealized losses	(143,521,016)
Net unrealized losses	$ (74,538,864)
As of April 30, 2022, the Fund had capital loss carryforwards which consisted of $20,868,757 in short-term capital losses and $21,814,310 in long-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Income Opportunities Fund  |  35

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 0	$ 0	$ 1,624,421	$ 1,624,421
Energy	2,452,393	0	0	2,452,393
Financials	2,774,657	0	0	2,774,657
Corporate bonds and notes	0	489,544,060	0	489,544,060
Loans	0	35,049,206	4,637,808	39,687,014
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	56,435,775	0	56,435,775
Short-term investments
Investment companies	10,084,886	0	0	10,084,886
Total assets	$15,311,936	$581,029,041	$6,262,229	$602,603,206
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Loans	Common stocks	Total
Balance as of April 30, 2022	$6,015,471	$2,222,892	$ 8,238,363
Accrued discounts (premiums)	4,239	0	4,239
Realized gains (losses)	(36,042)	(574,390)	(610,432)
Change in unrealized gains (losses)	(254,621)	247,541	(7,080)
Purchases	0	0	0
Sales	(900,746)	(271,622)	(1,172,368)
Transfers into Level 3	596,495	0	596,495
Transfers out of Level 3	(786,988)	0	(786,988)
Balance as of October 31, 2022	$4,637,808	$1,624,421	$ 6,262,229
Change in unrealized gains (losses) relating to securities still held at October 31, 2022	$ (234,187)	$ (3,531)	$ (237,718)
The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

36  |  Allspring Income Opportunities Fund

Notes to financial statements (unaudited)
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $14,244,488, $0 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the six months ended October 31, 2022.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2022 and year ended April 30, 2022, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended October 31, 2022, the Fund purchased 520,348 of its shares on the open market at a total cost of $3,423,996 (weighted average price per share of $6.54). The weighted average discount of these repurchased shares was 13.85%. For the year ended April 30, 2022, the Fund purchased 340,090 of its shares on the open market at a total cost of $2,622,416.
6. BORROWINGS
The Fund has borrowed $184,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $194,000,000. The Fund is charged interest at the 1 Month London Interbank Offered Rate (LIBOR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the interest rate will transition to a spread over the secured overnight financing rate (SOFR) rather than a spread over LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2022 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended October 31, 2022, the Fund had average borrowings outstanding of $192,633,880 at an average interest rate of 2.67% and recorded interest in the amount of $2,578,391, which represents 1.17% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2022 were $140,314,622 and $155,044,256, respectively.
As of October 31, 2022, the Fund had unfunded loan commitments of $4,314,685 with unrealized losses of $734,253.
8. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the

Allspring Income Opportunities Fund  |  37

Notes to financial statements (unaudited)
normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
October 28, 2022	November 14, 2022	December 1, 2022	$0.05479
November 16, 2022	December 13, 2022	January 3, 2023	0.05357
These distributions are not reflected in the accompanying financial statements.

38  |  Allspring Income Opportunities Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Income Opportunities Fund  |  39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

40  |  Allspring Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Income Opportunities Fund  |  41

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42  |  Allspring Income Opportunities Fund

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Income Opportunities Fund  |  43

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-12132022-syueptit 12-22
SIO/SAR148 10-22

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2022 to 5/31/2022	0	0	0	5,718,531.00
6/1/2022 to 6/30/2022	0	0	0	5,718,531.00
7/1/2022 to 7/31/2022	482,930.00	6.56	482,930.00	5,235,601.00
8/1/2022 to 8/31/2022	0	0	0	5,235,601.00
9/1/2022 to 9/30/2022	37,418.00	6.53	37,418.00	5,198,183.00
10/1/2022 to 10/31/2022	0	0	0	5,198,183.00
Total	520,348	6.55	520,348.00	5,198,183.00

On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Income Opportunities Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen President
Date:	December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen President
Date:	December 22, 2022

By:	/s/ Jeremy DePalma
Jeremy DePalma Treasurer
Date:	December 22, 2022